[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) CASH
                    RESERVE FUND

                    SEMIANNUAL REPORT o FEBRUARY 28, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Portfolio of Investments ..................................................  8
Financial Statements ...................................................... 10
Notes to Financial Statements ............................................. 16
Trustees and Officers ..................................................... 21

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Terri A. Vittozzi]
     Terri A. Vittozzi

Dear Shareholders,
Short-term interest rates have been quite volatile over the past six months. As a result, the seven-day annualized compounded yield on an investment in Class A shares of the fund declined from 5.98% at the beginning of the period to 5.21% for the period ended February 28, 2001. During the same period, the seven-day annualized compounded yield on an investment in Class B shares decreased from 4.93% to 4.17%, while that on Class C shares declined from 4.95% to 4.15%.

The fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury or its agencies, or instrumentalities of the U.S. government, as well as in the highest quality corporate and bank issues in order to reduce credit risk.

Early in the period, economic indicators emerged showing that the Federal Reserve Board's (the Fed's) series of rate hikes from mid-1999 through mid-2000 were beginning to take effect and that the torrid pace of economic growth that had prevailed over the previous year was moderating. Later in the period, market sentiment shifted to concerns about a potential recession or stagflation, as signs of an economic slowdown persisted and were then combined with mixed information about inflation. In response, investor sentiment wavered back and forth during the period but seemed to conclude that the Fed would continue to cut rates in 2001.

As a result, early in the period, we structured the portfolio with a relatively short maturity and targeted 30 to 35 days for the average maturity of the fund's holdings. Later in the period, however, we began to lengthen the fund's maturity and targeted 60 to 65 days for the average maturity of the fund's holdings. Looking out over the next six to twelve months, we believe the Fed will achieve its goal of a soft landing, where economic growth slows to a sustainable, noninflationary pace.

In our view, the Fed's interest rate cuts early in the year sent a clear signal that it is willing to act quickly to avert a potential recession. If economic conditions continue to deteriorate or if financial markets around the world show signs of a potential crisis, we believe the Fed will continue to act quickly to lower rates. In our opinion, following a few interest rate cuts that may be necessary to jump-start economic growth, the Fed is likely to maintain a stable monetary policy. In this environment, we're likely to maintain an average maturity that is moderately longer than that of our peers.

In order to help provide security against credit risk, at the end of the period approximately 96% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

    Respectfully,

/s/ Terri A. Vittozzi

    Terri A. Vittozzi
    Portfolio Manager

Note to Shareholders: Effective October 1, 2000, Terri A. Vittozzi became a manager of the fund, replacing Jean O. Alessandro.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

RISK CONSIDERATIONS
Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. Please see the prospectus for details.

Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio. These risks may increase share price volatility. Please see the prospectus for details.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   TERRI A. VITTOZZI IS A PORTFOLIO MANAGER AT MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE MANAGES THE MONEY MARKET PORTFOLIOS OF OUR MUTUAL FUNDS AND ANNUITIES. TERRI JOINED MFS IN 1992. SHE HAS HELD VARIOUS POSITIONS AT MFS INCLUDING PORTFOLIO SETTLEMENTS COORDINATOR AND MONEY MARKET TRADER BEFORE BEING NAMED ASSISTANT PORTFOLIO MANAGER IN 2000 AND PORTFOLIO MANAGER IN JANUARY 2001.

   TERRI EARNED A BACHELOR'S DEGREE FROM BABSON COLLEGE AND A MASTER'S OF BUSINESS ADMINISTRATION DEGREE FROM BABSON COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
   FUND FACTS
-------------------------------------------------------------------------------

   OBJECTIVE:               THE FUND SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS
                            IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND
                            LIQUIDITY.

   COMMENCEMENT OF
   INVESTMENT OPERATIONS:   DECEMBER 29, 1986

   CLASS INCEPTION:         CLASS A  SEPTEMBER 7, 1993
                            CLASS B  DECEMBER 29, 1986
                            CLASS C  APRIL 1, 1996

   SIZE:                    $653.3 MILLION NET ASSETS AS OF FEBRUARY 28, 2001

   INVESTMENTS IN THE PORTFOLIO ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE PORTFOLIO'S YIELD WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS.

-------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2001

Commercial Paper - 95.8%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
  Abbey National North America, due 6/06/01                          $   10,200             $ 10,058,461
  Alpine Securitization Corp., due 5/02/01                               10,000                9,910,100
  American Express Credit Corp., due 4/27/01                             10,000                9,899,300
  American General Corp., due 3/19/01                                    20,000               19,937,200
  Archer Daniels Midland Co., due 3/07/01 - 4/06/01                      10,850               10,813,158
  AT&T Corp., due 3/28/01                                                 3,000                2,985,533
  Bank of America Corp., due 3/01/01 - 6/01/01                           24,970               24,770,578
  Cargill, Inc., due 3/01/01                                             25,818               25,818,000
  Caterpillar Financial Services, due 4/09/01                             8,000                7,952,940
  Chase Manhattan Corp., due 3/09/01                                      2,915                2,910,887
  Citicorp, due 3/01/01                                                   5,945                5,945,000
  Coca-Cola Co., due 4/05/01                                              5,000                4,973,458
  Corporacion Andina (Barclay's Bank), due 5/21/01                        5,700                5,632,028
  Credit Suisse First Boston, Inc., due 5/01/01                          10,000                9,911,889
  Dexia Delaware LLC., due 5/08/01                                       20,000               19,802,044
  Duke Energy Co., due 5/25/01                                           20,450               20,202,612
  First Data Corp., due 4/10/01                                          19,400               19,285,540
  Ford Motor Credit Corp., due 4/19/01                                   13,800               13,697,255
  Gannett, Inc., due 3/01/01                                             25,818               25,818,000
  Garanti Funding Corp. (Bayer Hypo Vereinsbank), due 3/05/01             4,000                3,997,533
  General Electric Capital Corp., due 3/01/01 - 5/24/01                  26,054               25,818,652
  General Motors Acceptance Corp., due 6/11/01                           10,000                9,854,367
  Goldman Sachs Group LP, due 4/17/01 - 5/11/01                          20,000               19,835,996
  Halliburton Co., due 3/28/01                                           10,000                9,951,550
  IBM Credit Corp., due 3/01/01                                          25,577               25,577,000
  ING America Insurance Holdings, due 4/18/01 - 5/09/01                  20,000               19,828,880
  Metropolitan Life Funding, Inc., due 4/06/01 - 5/17/01                 20,810               20,635,769
  Minnesota Mining & Manufacturing Co., due 5/22/01                       8,000                7,885,747
  Morgan (J.P.) & Co., Inc., due 3/14/01                                  7,955                7,936,730
  Morgan Stanley Dean Witter, due 4/11/01 - 4/23/01                      19,985               19,842,276
  Motorola, Inc., due 3/28/01 - 4/24/01                                  24,197               24,058,560
  National Australia Funding Delaware, Inc., due 3/01/01                 22,579               22,579,000
  New Center Asset Trust, due 3/01/01                                    15,964               15,964,000
  Receivables Capital Corp., due 3/07/01                                 11,634               11,623,097
  Salomon Smith Barney Holdings, Inc., due 4/04/01 - 4/20/01             20,000               19,873,528
  SBC Communications, Inc., due 5/02/01                                  20,000               19,820,889
  Societe Generale, due 5/30/01                                           4,000                3,937,400
  Svenska Handelsbanken, Inc., due 6/06/01                                5,000                4,930,349
  Tribune Co., due 5/15/01 - 5/24/01                                     20,000               19,765,203
  Trident Capital Finance, Inc., due 5/03/01                             13,000               12,881,245
  UBS Finance, Inc., due 5/03/01 - 6/04/01                               25,500               25,189,361
  Verizon Global Funding Corp., due 5/15/01                               2,000                1,978,958
  Verizon Network Funding, due 4/09/01                                   18,000               17,894,115
  Wachovia Corp., due 4/03/01                                             4,000                3,976,423
--------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                                         $625,960,611
--------------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 6/15/01 - 6/20/01                      $   17,392             $ 17,092,187
  Federal Home Loan Mortgage Corp., due 3/29/01                           8,000                7,960,987
--------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations,
  at Amortized Cost and Value                                                               $ 25,053,174
--------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                              $651,013,785

Other Assets, Less Liabilities - 0.3%                                                          2,279,106
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $653,292,891
--------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                         $651,013,785
  Cash                                                                      474
  Receivable for fund shares sold                                     9,465,373
  Interest receivable                                                    48,753
  Other assets                                                           30,885
                                                                   ------------
      Total assets                                                 $660,559,270
                                                                   ------------
Liabilities:
  Distributions payable                                            $    224,089
  Payable for fund shares reacquired                                  6,741,088
  Payable to affiliates -
    Management fee                                                        7,043
    Shareholder servicing agent fee                                       1,565
    Distribution and service fee                                         13,002
    Administrative fee                                                      274
  Accrued expenses and other liabilities                                279,318
                                                                   ------------
      Total liabilities                                            $  7,266,379
                                                                   ------------
Net assets (represented by paid-in capital)                        $653,292,891
                                                                   ============
Shares of beneficial interest outstanding                           653,292,891
                                                                    ===========

Class A shares:
  Net asset value and offering price per share
    (net assets of $162,050,676 / 162,050,676 shares of beneficial
      interest outstanding)                                            $1.00
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $379,923,344 / 379,923,344 shares of beneficial
      interest outstanding)                                            $1.00
                                                                       =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $111,318,871 / 111,318,871 shares of beneficial
      interest outstanding)                                            $1.00
                                                                       =====

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 20,401,018
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,720,933
    Trustees' compensation                                               19,341
    Shareholder servicing agent fee                                     312,934
    Distribution and service fee (Class B)                            1,867,487
    Distribution and service fee (Class C)                              556,090
    Administrative fee                                                   36,370
    Custodian fee                                                        91,720
    Printing                                                             41,662
    Postage                                                             182,159
    Auditing fees                                                        10,400
    Legal fees                                                            2,476
    Miscellaneous                                                       358,835
                                                                   ------------
      Total expenses                                               $  5,200,407
    Fees paid indirectly                                                (87,144)
    Reduction of expenses by investment adviser                        (312,731)
                                                                   ------------
      Net expenses                                                 $  4,800,532
                                                                   ------------
        Net investment income                                      $ 15,600,486
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                           FEBRUARY 28, 2001               AUGUST 31, 2000
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $   15,600,486                $   28,758,696
                                                              --------------                --------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $   (4,073,164)               $   (5,413,074)
  From net investment income (Class B)                            (8,874,705)                  (19,228,950)
  From net investment income (Class C)                            (2,652,617)                   (4,116,672)
                                                              --------------                --------------
      Total distributions declared to shareholders            $  (15,600,486)               $  (28,758,696)
                                                              --------------                --------------
Fund share (principal) transactions at net asset
  value of $1.00 per share -
  Net proceeds from sale of shares                            $4,086,291,139                $8,978,157,752
  Shares issued in reinvestment of distributions                  12,450,148                    22,856,445
  Shares reacquired                                           (3,887,719,011)               (9,304,148,347)
                                                              --------------                --------------
      Total increase (decrease) in net assets                 $  211,022,276                $ (303,134,150)
Net assets:
  At beginning of period                                         442,270,615                   745,404,765
                                                              --------------                --------------
  At end of period                                            $  653,292,891                $  442,270,615
                                                              ==============                ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                 SIX MONTHS ENDED        ----------------------------------------------------------------------
                                FEBRUARY 28, 2001             2000            1999           1998           1997           1996
                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                   $ 1.00           $ 1.00          $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                           ------           ------          ------         ------         ------         ------
Income from investment operations -
  Net investment income(S)                 $ 0.03           $ 0.05          $ 0.04         $ 0.05         $ 0.05         $ 0.04
Less distributions declared to
  shareholders from net investment
  income                                    (0.03)           (0.05)          (0.04)         (0.05)         (0.05)         (0.04)
                                           ------           ------          ------         ------         ------         ------
Net asset value - end of period            $ 1.00           $ 1.00          $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                           ======           ======          ======         ======         ======         ======
Total return                                 5.81%+           5.39%           4.33%          4.87%          4.64%          4.75%
Ratios (to average net assets)/
Supplemental data(S):
  Expenses##                                 0.79%+           0.81%           0.82%          0.82%          0.93%          0.84%
  Net investment income                      5.78%+           5.18%           4.22%          4.72%          4.54%          4.62%
Net assets at end of period (000
  Omitted)                               $162,051          $76,062         $98,719        $80,374        $45,007        $37,872

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income              $ 0.03           $ 0.05          $ 0.04         $ 0.05         $ 0.04         $ 0.04
        Ratios (to average net assets):
          Expenses##                         0.89%+           0.91%           0.92%          0.92%          1.03%          0.94%
          Net investment income              5.68%+           5.08%           4.12%          4.62%          4.44%          4.52%
 + Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                             SIX MONTHS ENDED        --------------------------------------------------------------------------
                            FEBRUARY 28, 2001              2000            1999            1998            1997            1996
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                               $ 1.00            $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                       ------            ------          ------          ------          ------          ------
Income from investment operations -
  Net investment income(S)             $ 0.02            $ 0.04          $ 0.03          $ 0.04          $ 0.03          $ 0.04
Less distributions declared to
  shareholders from net
  investment income                     (0.02)            (0.04)          (0.03)          (0.04)          (0.03)          (0.04)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of period        $ 1.00            $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                       ======            ======          ======          ======          ======          ======
Total return                             4.76%+            4.35%           3.29%           3.83%           3.58%           3.64%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                             1.79%+            1.81%           1.82%           1.82%           1.95%           1.92%
  Net investment income                  4.76%+            4.18%           3.22%           3.78%           3.53%           3.58%
Net assets at end of period
  (000 Omitted)                      $379,923          $313,782        $541,126        $438,577        $244,416        $251,192

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income          $ 0.02            $ 0.04          $ 0.03          $ 0.04          $ 0.03          $ 0.04
        Ratios (to average net assets):
          Expenses##                     1.89%+            1.91%           1.92%           1.92%           2.05%           2.02%
          Net investment income          4.66%+            4.08%           3.12%           3.68%           3.43%           3.48%
 + Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED AUGUST 31,                      PERIOD ENDED
                                SIX MONTHS ENDED        --------------------------------------------------         AUGUST 31,
                               FEBRUARY 28, 2001             2000           1999         1998         1997              1996*
                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                         CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                  $ 1.00           $ 1.00         $ 1.00       $ 1.00       $ 1.00             $ 1.00
                                          ------           ------         ------       ------       ------             ------
Income from investment operations -
  Net investment income(S)                $ 0.02           $ 0.04         $ 0.03       $ 0.04       $ 0.03             $ 0.01
Less distributions declared to
  shareholders from net investment
  income                                   (0.02)           (0.04)         (0.03)       (0.04)       (0.03)             (0.01)
                                          ------           ------         ------       ------       ------             ------
Net asset value - end of period           $ 1.00           $ 1.00         $ 1.00       $ 1.00       $ 1.00             $ 1.00
                                          ======           ======         ======       ======       ======             ======
Total return                                4.74%+           4.32%          3.25%        3.76%        3.60%              3.67%+
Ratios (to average net assets)/
Supplemental data(S):
  Expenses##                                1.79%+           1.81%          1.82%        1.82%        1.95%              1.79%+
  Net investment income                     4.78%+           4.15%          3.22%        3.80%        3.57%              3.60%+
Net assets at end of period
  (000 Omitted)                         $111,319          $52,426       $105,559      $70,746      $16,373             $6,642

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income             $ 0.02           $ 0.04         $ 0.03       $ 0.04       $ 0.03             $ 0.01
        Ratios (to average net assets):
          Expenses##                        1.89%+           1.91%          1.92%        1.92%        2.05%              1.89%+
          Net investment income             4.68%+           4.05%          3.12%        3.70%        3.47%              3.50%+
 * For the period from the inception of Class C shares, April 1, 1996, through August 31, 1996.
 + Annualized.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The trust's use of amortized cost is subject to the trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At August 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $1,426 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2003, ($908), August 31, 2004, ($480) and August 31, 2006, ($2), and August 31, 2007, ($36).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $7,223 for the six months ended February 28, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of 0.10% per annum Class A distribution fee and payment of 0.25% per annum service fee will commence on such a date as the Trustees of the fund may determine.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $20,479 and $5,302 for Class B and Class C shares, respectively, for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001 were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2001, were $42,911, $870,099 and $58,950 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $17,985,495,328 and $17,860,036,564 respectively.

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                           SIX MONTHS ENDED           YEAR ENDED
                                                          FEBRUARY 28, 2001      AUGUST 31, 2000
--------------------------------------------------------------------------------------------------
Shares sold                                                   1,964,639,650        3,167,945,154
Shares issued to shareholders in reinvestment of
distributions                                                     2,916,294            3,873,793
Shares reacquired                                            (1,881,567,547)      (3,194,476,119)
                                                             --------------       --------------
    Net increase (decrease)                                      85,988,397          (22,657,172)
                                                             ==============       ==============

Class B shares
                                                           SIX MONTHS ENDED           YEAR ENDED
                                                          FEBRUARY 28, 2001      AUGUST 31, 2000
--------------------------------------------------------------------------------------------------
Shares sold                                                   1,215,620,442        3,519,872,998
Shares issued to shareholders in reinvestment of
distributions                                                     7,576,500           16,000,572
Shares reacquired                                            (1,157,055,668)      (3,763,217,903)
                                                             --------------       --------------
    Net increase (decrease)                                      66,141,274         (227,344,333)
                                                             ==============       ==============

Class C Shares
                                                           SIX MONTHS ENDED           YEAR ENDED
                                                          FEBRUARY 28, 2001      AUGUST 31, 2000
--------------------------------------------------------------------------------------------------
Shares sold                                                     906,031,052        2,290,339,600
Shares issued to shareholders in reinvestment of
distributions                                                     1,957,354            2,982,080
Shares reacquired                                              (849,095,801)      (2,346,454,325)
                                                             --------------       --------------
    Net increase (decrease)                                      58,892,605          (53,132,645)
                                                             ==============       ==============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2001, was $1,393. The fund had no borrowings during the period.

MFS(R) Cash Reserve Fund

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            INVESTOR INFORMATION
Group, Inc. (office services)                            For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive                      kit, call toll free: 1-800-637-2929 any
Vice President, Director, and Secretary,                 business day from 9 a.m. to 5 p.m. Eastern time
MFS Investment Management                                (or leave a message anytime). Investor Service

Jeffrey L. Shames* - Chairman and Chief                  MFS Service Center, Inc.
Executive Officer, MFS Investment Management             P.O. Box 2281
                                                         Boston, MA 02107-9906
J. Dale Sherratt+ - President, Insight
Resources, Inc. (acquisition planning                    For general information, call toll free:
specialists) Ward Smith+ - Former Chairman               1-800-225-2606 any business day from
(until 1994), NACCO Industries (holding                  8 a.m. to 8 p.m. Eastern time.
company)
                                                         For service to speech- or hearing-impaired,
INVESTMENT ADVISER                                       call toll free: 1-800-637-6576 any business day
Massachusetts Financial Services Company                 from 9 a.m. to 5 p.m. Eastern time. (To use
500 Boylston Street                                      this service, your phone must be equipped with
Boston, MA 02116-3741                                    a Telecommunications Device for the Deaf.)

DISTRIBUTOR                                              For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                              or stock and bond outlooks, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                    touch-tone telephone.

CHAIRMAN AND PRESIDENT                                   WORLD WIDE WEB
Jeffrey L. Shames*                                       www.mfs.com

PORTFOLIO MANAGER
Terri A. Vittozzi*

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) CASH RESERVE FUND                                            ------------
[Logo] M F S(R)                                                      PRSRT STD
INVESTMENT MANAGEMENT                                               U.S. POSTAGE
We invented the mutual fund(R)                                         PAID
                                                                        MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                 MCR-3  4/01  66.6M  01/201/301